Exhibit 10.1.6
August 12, 2009
Redgate Media Group
Redgate Interactive Advertising (Beijing) Co., Ltd.
( )
And
Jinyu Fan ( )
Juanjuan Tang ( )

AMENDMENT AND SUPPLEMENTAL AGREEMENT

     THIS AMENDMENT AND SUPPLEMENTAL AGREEMENT (this “Amendment”) is made on August 12, 2009:
Among
Redgate Media Group (formerly known as Redgate Media Inc., “Company”), a company incorporated under the laws of Cayman Islands with its registered office at Scotia Centre, 4th Floor, P.O. Box 2804, George Town, Grand Cayman, Cayman Islands, British West Indies;
and
Redgate Interactive Advertising (Beijing) Co., Ltd. ( )(“WFOE Redgate ()”), a company incorporated under the laws of the PRC with its registered office at Room 804, 2nd Building, No.19 Jianwai St, Chaoyang District, Beijing, the PRC;
and
Jinyu Fan (in Chinese ), citizen of the PRC, whose PRC identity card number is 310104195808141612;
Juanjuan Tang (in Chinese , together with Jinyu Fan, the “Allottees” and each an “Allottee”), citizen of the PRC, whose PRC identity card number is 310103195712232046;
The Company, WFOE Redgate ( ) and the Allottees are collectively referred to as the “Parties” and individually as a “Party”.
WHEREAS:
A.	The Parties have executed a Share Issuance Agreement on April 8, 2008 (the “SIA”), pursuant to which the Company agreed to allot and issue or procure the allotment and issuance of the Issued Shares (as defined therein) and effect the Cash Payment (as defined therein) to the Allottees in consideration of the provision of management services by the Allottees to Dianguang, and the giving of confidentiality undertaking and Non-Competition Undertaking by the Allottees to the Company as set out therein.

B.	The Parties have executed an amendment and supplemental agreement to the Equity Transfer Agreement on August 4, 2009 in connection with the payment of considerations under the Equity Transfer Agreement.

C.	The Parties now wish to amend and supplement certain provisions of the SIA on and subject to the terms of this Amendment.
IT IS AGREED as follows:
1.	AMENDMENTS AND SUPPLEMENTS

On and from the date of this Amendment:
1.1	The provisions of the SIA shall be amended and/or supplemented in accordance with the terms stipulated herein; and

1.2	Except as provided for under this Amendment, the remaining provisions of the SIA shall remain in full force and effect and this Amendment and the SIA shall be read and construed as one and the same agreement.
2.	INTERPRETATION

All capitalized terms used but not defined herein shall have the meaning ascribed to them in the SIA.

3.	PAYMENT OF OFFSHORE CONSIDERATION
3.1	General Principles

Notwithstanding anything to the contrary in the SIA, the Parties hereby acknowledge and agree that the Issued Shares and Cash Payment (collectively, the “Offshore Consideration”) in the SIA shall be adjusted according to Clause 3.2 of this Amendment.

3.2	Amendments to the SIA

For the avoidance of doubt, “this Agreement” referred to in Clause 3.2 of this Amendment means the SIA as defined therein.
3.2.1	The definition of the Tranche A Shares as well as any reference to the Tranche A Shares in the SIA shall be deleted.

3.2.2	The definitions of certain capitalized terms in Section 1.1 of the SIA shall be replaced with the following definitions:
“Tranche A Cash Payment” means the cash payment to be made to the Allottees (if any) pursuant to Sections 2.2(a)(i), 2.2(b)(i) or 2.2(c)(i) of this Agreement.
“Tranche B Cash Payment” means the cash payment to be made to the Allottees (if any) pursuant to Sections 2.2(b)(ii) or 2.2(c)(ii) of this Agreement.
“Tranche B Shares” means the Shares to be issued to the Allottees pursuant to Section 2.2(a)(ii) of this Agreement, subject to the adjustment (if applicable) set forth in Section 2.7 of this Agreement.
“Tranche C Cash Payment” means the cash payment to be made to the Allottees (if any) pursuant to Section 2.2(c)(iii) of this Agreement.
“Tranche C Shares” means the Shares to be issued to the Allottee pursuant to Sections 2.2(a)(iii) or 2.2(b)(iii) of this Agreement, subject to the adjustment (if applicable) set forth in Section 2.7 of this Agreement.
3.2.3	Section 2.2 of the SIA shall be replaced with the following clauses:
Section 2.2 Determination of Consideration
(a) if an IPO occurs before 31st December 2009, then the Allottee shall be entitled to receive:
(i) the following amount of Tranche A Cash Payment:
Y = 7 x A x 30%
Where:
Y = the amount of Tranche A Cash Payment
A = the audited net profits of Dianguang for the year ended 31st December 2008 calculated in accordance with US GAAP with an unqualified audit opinion (“Dianguang 2008 Net Profits”)
The Company will pay an amount equivalent to RMB 1,800,000 (“Payment of RMB 1,800,000”) as part of Tranche A Cash Payment into the bank account(s) designated by the Allottees within seven (7) days after the completion of the audit on Dianguang for the year 2008 as set forth in Section 2.4(a), provided that conditions precedent to the Tranche A Completion under Section 2.4 of this Agreement are satisfied or waived by the Company,.
If the Tranche A Cash Payment is more than RMB 1,800,000, then the rest amount of Tranche A Cash Payment will be paid to the Allottes in the 4th quarter of 2009 provided that conditions precedent to the Tranche A Completion under Section 2.4 of this Agreement are satisfied or waived by the Company. But the Company will try its best to pay the Tranche A Cash Payment before November 30th of 2009.
If the Tranche A Cash Payment is less than RMB 1,800,000, then the Payment of RMB 1,800,000 will be deemed as the full completion of Tranche A Cash Payment.
(ii) the following number of Tranche B Shares on the Tranche B Completion Date:

X =	A x C x 30% x D - ( F+Dianguang Equity Transfer Consideration)x 1/2

B
Where:
X = the number of the Tranche B Shares
A = the audited net profits of Dianguang for the year ended 31st December 2009 calculated in accordance with US GAAP with an unqualified audit opinion (“Dianguang 2009 Net Profits”)
B = the average of the closing price per Share for the ten (10) trading days after the announcement of Listco’s audited accounts for the financial year ended 31st December 2009
C = P/E multiple used for Listco IPO share pricing
     The P/E will be Non GAAP P/E set out in the first research reports to be issued by each of the bookrunners and co-managers of the IPO of Redgate Media Group .
D = 60% (subject to the adjustments stated in Section 2.7)
F = the Audit fee for years 2005 to 2008 historical financial report auditing. The final amount shall be decided by the auditing firm’s working hours allocation. The audit fee should be less than USD 100,000. USD-RMB exchange rate should use closing USD-RMB exchange rate on August 4th, 2009.
provided that, the Company may elect at its sole discretion to pay cash or procure the payment of cash to the Allottee in lieu of all or part of the Tranche B Shares issuable to the Allottee under this Section 2.2(a)(ii), in which case, the amount of cash payable in lieu of Tranche B Shares shall be equal to the number of Tranche B Shares for which the Company has elected to pay cash (in lieu of issuance of Tranche B Shares) under this Section 2.2(a)(ii) multiplied by B;
(iii) the following number of Tranche C Shares on the Tranche C Completion Date:

X =	A x C x 40% x D - ( F+Dianguang Equity Transfer Consideration) x 1/2

B
Where:
X = the number of the Tranche C Shares
A = the audited net profits of Dianguang for the year ended 31st December 2010 calculated in accordance with US GAAP with an unqualified audit opinion (“Dianguang 2010 Net Profits”)
B = the average of the closing price per share of Listco for the ten (10) trading days after the announcement of Listco’s audited accounts for the financial year ended 31st December 2010
C = P/E multiple used for Listco IPO share pricing
     The P/E will be Non GAAP P/E set out in the first research reports to be issued by each of the bookrunners and co-managers of the IPO of Redgate Media Group .
D = 60% (subject to the adjustments stated in Section 2.7)
F = the Audit fee for years 2005 to 2008 historical financial report auditing.
The final amount shall be decided by the auditing firm’s working hours allocation. The audit fee should be less than USD 100,000. USD-RMB exchange rate should use closing USD-RMB exchange rate on August 4th, 2009.
provided that, the Company may elect at its sole discretion to pay cash or procure the payment of cash to the Allottee in lieu of all or part of the Tranche C Shares issuable to the Allottee under this Section 2.2(a)(iii), in which case, the amount of cash payable in lieu of Tranche C Shares shall be equal to the number of Tranche C Shares for which the Company has elected to pay cash (in lieu of issuance of Tranche C Shares) under this Section 2.2(a)(iii) multiplied by B;
(b) if an IPO occurs after 31st December 2009 and before 31st December 2010 then the Allottee shall be entitled to receive:
(i) the following amount of Tranche A Cash Payment:
Y = 7 x A x 30%
Where:

Y = the amount of Tranche A Cash Payment
A = the Dianguang 2008 Net Profits
The Company will pay an amount equivalent to RMB 1,800,000 (“Payment of RMB 1,800,000”) as part of Tranche A Cash Payment into the bank account(s) designated by the Allottees within seven (7) days after the completion of the Audit on Dianguang for the Year 2008 as set forth in Section 2.4(a) provided that conditions precedent to the Tranche A Completion under Section 2.4 of this Agreement are satisfied or waived by the Company,.
If the Tranche A Cash Payment is more than RMB 1,800,000, then the rest amount of Tranche A Cash Payment will be paid to the Allottes in 4th quarter of 2009 provided that conditions precedent to the Tranche A Completion under Section 2.4 of this Agreement are satisfied or waived by the Company. But the Company will try its best to pay the Tranche A Cash Payment before November 30th of 2009.
If the Tranche A Cash Payment is less than RMB 1,800,000, then the Payment of RMB 1,800,000 will be deemed as the full completion of Tranche A Cash Payment.
(ii) the following amount of Tranche B Cash Payment on the Tranche B Completion Date:
(1) if the Dianguang 2009 Net Profits are more than zero, then the Allottee shall receive the Tranche B Cash Payment calculated as follows:
Y = 7 x A x 30% - ( F+Dianguang Equity Transfer Consideration) x 1/2
Where:
Y = the amount of Tranche B Cash Payment
A = the Dianguang 2009 Net Profits
F = the Audit fee for years 2005 to 2008 historical financial report auditing.The final amount shall be decided by the auditing firm’s working hours allocation. The audit fee should be less than USD 100,000. USD-RMB exchange rate should use closing USD-RMB exchange rate on August 4th, 2009.
(2) if the Dianguang 2009 Net Profits are zero or less than zero, then the Allottee shall receive USD8,000 as the Tranche B Cash Payment;
(iii) the following number of Tranche C Shares on the Tranche C Completion Date:

X =	A x C x 40% x D - ( F+Dianguang Equity Transfer Consideration)x 1/2

B

Where:
X = the number of the Tranche C Shares
A = Dianguang 2010 Net Profits
B = the average of the closing price per Share for the ten (10) trading days after the announcement of Listco’s audited accounts for the financial year ended 31st December 2010
C = P/E multiple used for IPO share pricing
     The P/E will be Non GAAP P/E set out in the first research reports to be issued by each of the bookrunners and co-managers of the IPO of Redgate Media Group.
D = 60% (subject to the adjustments stated in Section 2.7)
F = the Audit fee for years 2005 to 2008 historical financial report auditing. The final amount shall be decided by the auditing firm’s working hours allocation. The audit fee should be less than USD 100,000. USD-RMB exchange rate should use closing USD-RMB exchange rate on August 4th, 2009.
provided that, the Company may elect at its sole discretion to pay cash or procure the payment of cash to the Allottee in lieu of all or part of the Tranche C Shares issuable to the Allottee under this Section 2.2(b)(iii), in which case, the amount of cash payable in lieu of Tranche C Shares shall be equal to the number of Tranche C Shares for which the Company has elected to pay cash (in lieu of issuance of Tranche C Shares) under this Section 2.2(b)(iii) multiplied by B;
(c) if the IPO does not occur on or before 31st December 2010 then the Allottee shall be entitled to receive:
(i) the following amount of Tranche A Cash Payment:
Y = 7 x A x 30%
Where:
Y = the amount of Tranche A Cash Payment
A = the Dianguang 2008 Net Profits
The Company will pay an amount equivalent to RMB 1,800,000 (“Payment of RMB 1,800,000”) as part of Tranche A Cash Payment into the bank account(s) designated by the Allottees within seven (7) days after the completion of the Audit on Dianguang for the Year 2008 as set forth in Section 2.4(a) provided that conditions precedent to the Tranche A Completion under Section 2.4 of this Agreement are satisfied or waived by the Company,.
If the Tranche A Cash Payment is more than RMB 1,800,000, then the rest amount of Tranche A Cash Payment will be paid to the Allottes in 4th quarter of 2009 provided that conditions precedent to the Tranche A Completion under Section 2.4 of this Agreement are satisfied or waived by the Company. But Company will try it best to pay Tranche A Cash Payment before November 30th of 2009.
If the Tranche A Cash Payment is less than RMB 1,800,000, then the Payment of RMB 1,800,000 will be deemed as the full completion of Tranche A Cash Payment.
(ii) the following amount of Tranche B Cash Payment on Tranche B Completion Date:
(1) if the Dianguang 2009 Net Profits are more than zero, then the Allottee shall receive the Tranche B Cash Payment calculated as follows:
Y = 7 x A x 30% - ( F+Dianguang Equity Transfer Consideration) x 1/2
Where:
Y = the amount of Tranche B Cash Payment
A = the Dianguang 2009 Net Profits
F = the Audit fee for years 2005 to 2008 historical financial report auditing. The final amount shall be decided by the auditing firm’s working hours allocation. The audit fee should be less than USD 100,000. USD-RMB exchange rate should use closing USD-RMB exchange rate on August 4th, 2009.
(2) if the Dianguang 2009 Net Profits are zero or less than zero, then the Allottee shall receive USD8,000 as the Tranche B Cash Payment;
(iii) the following amount of Tranche C Cash Payment on Tranche C Completion Date:
(1) if the Dianguang 2010 Net Profits are more than zero, then the Allottee shall receive the Tranche C Cash Payment calculated as follows:
Y = 7 x A x 40% - (F+Dianguang Equity Transfer Consideration) x 1/2
Where:
Y = the amount of Tranche C Cash Payment
A = the Dianguang 2010 Net Profits
F = the Audit fee for years 2005 to 2008 historical financial report auditing. The final amount shall be decided by the auditing firm’s working hours allocation. The audit fee should be less than USD 100,000. USD-RMB exchange rate should use closing USD-RMB exchange rate on August 4th, 2009.

(2) if the Dianguang 2010 Net Profits are zero or less than zero, then the Allottee shall receive USD4,000 as the Tranche C Cash Payment.
3.2.4	Paragraph two and three of Section 2.7 of the SIA shall be replaced with the following clauses and the other contents of Section 2.7 shall remain the same:
Section 2.7 Adjustment of Consideration
......
The denominator of which is the amount of audited net profits for the preceding year, provided that the amount of “C” multiplied by “D” in Sections 2.2(a)(ii), 2.2(a)(iii) and 2.2(b)(iii) above shall not exceed 18.
If Dianguang’s audited net profits for year 2010 and 2009 divided by Dianguang’s audited net profits for the previous year exceeds 1.4, then the amount of “C” multiplied by “D” in Sections 2.2(a)(iii) and 2.2(b)(iii) shall not exceed 19.
......
3.2.5	The following clauses shall be inserted as Section 2.9 of the SIA:
Section 2.9 Bonus to the Allottees
If the Dianguang 2009 Net Profits is increased by 20% or more as compared with the Dianguang 2008 Net Profits and the Dianguang 2010 Net Profits is also increased by more than 20% and less than 40% as compared with the Dianguang 2009 Net Profits provided that such profits are gained through operation using only Dianguang’s own capital without any loans or financings in any other forms, the Allottees shall be entitled to receive a bonus in the amount of two times of the increased net profits from 2008 to 2010 on Tranche C Completion Date. The Company may elect at its sole discretion to pay such bonus in cash or by Shares of the Listco if an IPO has already occurred.
If the Dianguang 2009 Net Profits is increased by 40% or more as compared with the Dianguang 2008 Net Profits and the Dianguang 2010 Net Profits is also increased by 40% or more as compared with the Dianguang 2009 Net Profits provided that such profits are gained through operation using only Dianguan’s own capital without any loans or financings in any other forms, the Allottees shall be entitled to receive a bonus in the amount of three times of the increased net profits from 2008 to 2010 on Tranche C Completion Date. The Company may elect at its sole discretion to pay such bonus in cash or by Shares of the Listco if an IPO has already occurred.

3.2.6	Section 2.4 (a) of the SIA shall be replaced with the following clause:
(a)	(Audit on Dianguang for the Year 2008) the financial statements of Dianguang for year 2008 have been audited in accordance with the US GAAP by an accounting firm designated by the Company, provided that such audit shall occur and be completed within the first eight (8) calendar months of year 2009.
3.2.7	The following clauses shall be inserted as Section 2.4(k) and 2.4(l) of the SIA:
(k)	(Account Receivable for the Year 2008) no less than 90% of the accounts receivable of Dianguang for year 2008 have been collected by Dianguang before the completion of the audit on Dianguang for the Year 2008 as stipulated in Section 2.4(a).

(l)	(Account Receivable Income Statement Treatment) in case Dianguang is unable to collect 100% of its prior year’s accounts receivable before the end of the current year, the uncollected portion of accounts receivable can only be recorded into the Income Statement after it has been collected.
3.2.8	The following clauses shall be inserted as Section 2.5(j), 2.5(k) and 2.5(l) of the SIA:
(j)	(Account Receivable for the Year 2008) all the accounts receivable of Dianguang for year 2008 have been collected by Dianguang before the end of year 2009.

(k)	(Account Receivable for the Year 2009) no less than 90% of the accounts receivable of Dianguang for year 2009 have been collected by Dianguang before the completion of the audit on Dianguang for the Year 2009 as stipulated in Section 2.5 (a).

(l)	(Account Receivable Income Statement Treatment) in case Dianguang is unable to collect 100% of its prior year’s accounts receivable, the uncollected portion of accounts receivable can only be recorded into the Income Statement after it has been collected.
3.2.9	The following clauses shall be inserted as Section 2.6(j), 2.6(k) and 2.6(l)of the SIA:
(j)	(Account Receivable for the Year 2009) all the accounts receivable of Dianguang for year 2009 have been collected by Dianguang before the end of year 2010.

(k)	(Account Receivable for the Year 2010) no less than 90% of the accounts receivable of Dianguang for year 2010 have been collected by Dianguang before the completion of the audit on Dianguang for the Year 2010 as stipulated in Section 2.6(a).

(l)	(Account Receivable Income Statement Treatment) in case

Dianguang is unable to collect 100% of its prior year’s accounts receivable, the uncollected portion of accounts receivable can only be recorded into the Income Statement after it has been collected.
4	GOVERNING LAW AND DISPUTE RESOLUTION
4.1	Governing Law

This Amendment is governed by the laws of Hong Kong, without regard to principles of conflicts of law thereunder.
4.2	Dispute Resolution
(a)	Any dispute, controversy or claim arising out of or relating to this Amendment, or the interpretation, breach, termination or validity hereof, shall first be subject to resolution through consultation of the Parties to such dispute, controversy or claim. Such consultation shall begin within seven (7) days after one Party hereto has delivered to each of the other Parties hereto a written request for such consultation. If such consultation can not resolve the dispute or claim within thirty (30) days following the commencement of such consultation (“Consultation Period”), then the Parties or their representatives, as the case may be, shall, within thirty (30) days after the expiry of the Consultation Period to meet in person and attempt to resolve the dispute or claim in good faith. If within thirty (30) days following the commencement of such meeting the dispute cannot be resolved, the dispute shall be submitted to arbitration upon the request of any Party with notice to the others.

(b)	The arbitration shall be conducted in Hong Kong under the auspices of the Hong Kong International Arbitration Centre (the “Centre”). There shall be a single arbitrator who shall be agreed upon by the parties or, failing which, who shall be selected by the then President of the Centre.

(c)	The arbitration proceedings shall be conducted in English. The arbitration tribunal shall apply the UNCITRAL Arbitration Rules then in force as administrated by the Centre in effect at the time of the arbitration.
5	LANGUAGE
This Amendment is made out in Chinese and English language and it is acknowledged by the Parties that both versions are consistent in all material respects and are equally authentic.
6	COUNTERPARTS
This Amendment may be executed in any number of counterparts, each signed by the Parties to this Amendment. Each of the signed copies so executed shall be an original, but all of which shall together constitute one and the same instrument.

IN WITNESS WHEREOF, this Amendment has been signed on behalf of each of the Parties hereto as of the date first written above.

Redgate Media Group
By	/s/ Zhu Ying
	Name:	Zhu Ying
	Title:	President

Redgate Interactive Advertising (Beijing) Co., Ltd. ( )

By	/s/ Zhu Ying
	Name:	Zhu Ying
	Title:	Board Chairman

Allottees:
Jinyu Fan ()

By	/s/ Jinyu Fan

Juanjuan Tang ()

By	/s/ Juanjuan Tang